UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

Calithera Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36644	27-2366329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Oyster Point Blvd. Suite 200 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, 0.0001 par value	CALA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 1, 2022, Calithera Biosciences, Inc. (“Calithera”) held its 2022 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) via live webcast originating from South San Francisco, California. At the Annual Meeting, Calithera’s stockholders voted on five proposals, each of which is described in more detail in Calithera’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 20, 2022. The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected the two nominees for Class II directors to serve until Calithera’s 2025 Annual Meeting of Stockholders or until her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Deepa R. Pakianathan, Ph.D.	45,228,301	6,796,643	22,062,087
Suzy Jones	46,212,917	5,812,027	22,062,087

Proposal 2. Stockholders ratified the selection by the Audit Committee of the Board of Directors of Calithera of Ernst & Young LLP as Calithera’s independent registered public accounting firm for the year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,982,463	936,593	167,975	0

Proposal 3. Stockholders approved, on an advisory basis, the compensation of the Calithera’s named executive officers, as disclosed in the proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,180,985	3,729,438	114,521	22,062,087

Proposal 4. Stockholders approved an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock, as disclosed in the proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,792,541	3,174,553	119,937	0

Proposal 5. Stockholders approved the issuance of more than 20% of our issued and outstanding common stock, as disclosed in the proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,914,534	2,090,110	202,816	22,062,087

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calithera Biosciences, Inc.

Dated: June 3, 2022

	By:	/s/ Susan M. Molineaux
Susan M. Molineaux
President and Chief Executive Officer